UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 15, 2014 (Date of earliest event reported)

Paulson Capital (Delaware) Corp. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18188 (Commission File Number)	93-0589534 (IRS Employer Identification Number)

1331 NW Lovejoy Street, Suite 720 Portland, Oregon (Address of principal executive offices)		97209 (Zip Code)
503-243-6000 (Registrant’s telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 15, 2014, the Company issued a press release describing the results of the Special Meeting of it Stockholders and the related merger proposal involving Variation Biotechnologies (US), Inc. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, issued by Paulson Capital (Delaware) Corp. on July 15, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2014	PAULSON CAPITAL
(DELAWARE) CORP.

	By:	/s/ Murray G. Smith
Murray G. Smith
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, issued by Paulson Capital (Delaware) Corp. on July 15, 2014